ADVANCED SERIES TRUST

AST High Yield Portfolio

Supplement dated June 26, 2017

to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST High Yield Portfolio (the Portfolio), and the Prospectus and Statement of Additional Information for the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective June 30, 2017, Michael J. Collins, CFA will no longer serve as a portfolio manager responsible for the day-to-day management of the Portfolio. Robert Cignarella, CFA, Terence Wheat, CFA, Robert Spano, CFA, CPA, Ryan Kelly, CFA, Brian Clapp, CFA and Daniel Thorogood, CFA will continue to serve as portfolio managers for the Portfolio.

To reflect this change, the Trust’s Prospectus and SAI and the Portfolio’s Summary Prospectus are hereby revised as follows, effective June 30, 2017:

I.	All references and information pertaining to Michael J. Collins, CFA with respect to the Portfolio are hereby removed.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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